                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement           / / Confidential,
                                              for Use of the Commission Only
/X/ Definitive Proxy Statement                (as permitted by Rule 14a-6(e)(2))

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               UNIDIGITAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     /X/ No fee required.

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total Fee Paid:

--------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing party:

--------------------------------------------------------------------------------
     (4) Date filed:

--------------------------------------------------------------------------------

---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                UNIDIGITAL INC.
                              20 WEST 20TH STREET
                            NEW YORK, NEW YORK 10011

                                                             December 24, 1996

To Our Stockholders:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Unidigital Inc. at 9:30 A.M., local time, on Thursday, January 30, 1997, at the offices of Unidigital/Cardinal Corporation, 545 West 45th Street, 2nd Floor, New York, New York.

         The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

         It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

         Thank you for your continued support.

                                                Sincerely,


                                                William E. Dye
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                                UNIDIGITAL INC.
                              20 WEST 20TH STREET
                            NEW YORK, NEW YORK 10011

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 30, 1997

         The Annual Meeting of Stockholders (the "Meeting") of Unidigital Inc., a Delaware corporation (the "Company"), will be held at the offices of Unidigital/Cardinal Corporation, 545 West 45th Street, 2nd Floor, New York, New York, on Thursday, January 30, 1997, at 9:30 A.M., local time, for the following purposes:

(1) To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2)      To consider and vote upon a proposal to adopt the 1997 Equity
         Incentive Plan;

(3) To consider and vote upon a proposal to adopt the 1997 Non-Employee Director Stock Option Plan;

(4) To ratify the appointment of Ernst & Young LLP as independent certified public accountants for the year ending August 31, 1997; and

(5) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         Holders of Common Stock of record at the close of business on December 11, 1996 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 20 West 20th Street, New York, New York, or the offices of Unidigital/Cardinal Corporation at 545 West 45th Street, New York, New York, for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                  By Order of the Board of Directors

                                  Kevin H. Rich
                                  Secretary

New York, New York
December 24, 1996

       THE COMPANY'S 1996 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                                UNIDIGITAL INC.
                              20 WEST 20TH STREET
                            NEW YORK, NEW YORK 10011

                  ____________________________________________

                         P R O X Y   S T A T E M E N T
                  ____________________________________________


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Unidigital Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Thursday, January 30, 1997 (the "Meeting"), at the offices of Unidigital/Cardinal Corporation, 545 West 45th Street, New York, New York at 9:30 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $.01 par value ("Common Stock"), as of the close of business on December 11, 1996, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 3,189,216 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

         If proxies in the accompanying form are properly executed and returned, the Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the Common Stock represented by the proxies will be voted (i) FOR the election of the five nominees named below as Directors, (ii) FOR the approval of a proposal to adopt the 1997 Equity Incentive Plan (the "1997 Plan"), (iii) FOR the approval of a proposal to adopt the 1997 Non-Employee Director Stock Option Plan (the "Non-Employee Plan"),
(iv) FOR the ratification of the appointment of Ernst & Young LLP as independent certified public accountants for the year ending August 31, 1997, and (v) in the discretion of the person named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting.
The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

         The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote of holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy.

         Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

         This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about December 24, 1996. The Annual Report to Stockholders of the Company for the year ended August 31, 1996, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of December 11, 1996. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of December 11, 1996.


                             ELECTION OF DIRECTORS

         At the Meeting, five Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

         It is the intention of the persons named in the enclosed form of proxy to vote the Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors.
The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

         The current Board of Directors and nominees for election to the Board are as follows:

                                                                                SERVED AS A        POSITIONS WITH
                 NAME                                              AGE         DIRECTOR SINCE      THE COMPANY
                                                                   ---         --------------      -----------
                 William E. Dye  . . . . . . . . . . . . . . . .   34               1989           President, Chief Executive
                                                                                                   Officer, Chairman of the
                                                                                                   Board and Director


                 Peter Saad  . . . . . . . . . . . . . . . . . .   49               1996           Senior Vice President, Chief
                                                                                                   Operating Officer and
                                                                                                   Director


                 Anthony Manser  . . . . . . . . . . . . . . . .   39               1995           Vice President and Director


                 Harvey Silverman  . . . . . . . . . . . . . . .   55               1996           Director


                 David Wachsman  . . . . . . . . . . . . . . . .   53               1996           Director


         There are no family relationships among any of the Directors, executive officers and key employees of the Company.

         The principal occupations and business experience, for at least the past five years, of each Director and nominee is as follows:

         William E. Dye has been a Director of the Company since its inception. In addition, Mr. Dye has been President, Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception. Mr. Dye also served as the Company's Chief Financial Officer from its inception until July 1996. He has been President and Chairman of the Board of Directors of Linographics Corporation, a predecessor company to Unidigital, since he co-founded it in 1989. From 1987 to 1989, he was Executive Vice President of Micro Enhancement Systems, a computer firm located in New York City providing consulting services to the graphic arts and other industries. From 1986 to 1987, Mr. Dye served as Vice President and General Manager of Tripledge Wiper Corp., an automobile parts manufacturer. From 1985 to 1986, Mr. Dye taught economics at the International School of Geneva, Switzerland.

         Peter Saad has been a Director of the Company since February 1996. In addition, Mr. Saad has served as the Senior Vice President and Chief Operating Officer of the Company since October 1996. Mr. Saad is currently the Director of Martin Bierbaum Money Market Inc. ("MBMM"), a money management firm, and was the Managing Director of MBMM from 1993 through March 1996. He is the President of Independent Group Inc., a New York-based owner of indoor sports facilities, a position he has held since 1988.

         Anthony Manser has been Vice President and Director of Unidigital since its inception. He has been the Managing Director of Elements (UK) Limited, a wholly-owned U.K. subsidiary of the Company, since its inception in 1994 and was a Director of Lyledale Limited ("Lyledale") since 1991 and a Managing Director of Lyledale from 1993 to 1994. From 1985 to 1991, he was Production Director of Fingerprint Graphics, a United Kingdom graphics company.

         Harvey Silverman has been a Director of the Company since February 1996. He has held various positions at Spear, Leeds & Kellogg, since 1963, and is currently its Senior Managing Director and Chief Operating Officer. Spear, Leeds & Kellogg is a broker-dealer engaged in the specialist and clearing businesses on major United States stock exchanges. Mr. Silverman is a governor of The American Stock Exchange, Inc. and Vice Chairman and a Director of Options Clearing Corporation.

         David Wachsman has been a Director of the Company since February 1996. He is President and Chief Executive Officer of Protext International Corp., a New York-based manufacturer of security devices for retail stores. He has been with Protext International Corp. since 1984. Mr. Wachsman is a certified public accountant.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

         The Board of Directors has established an Audit Committee, a Compensation Committee and an Option Committee. The Audit Committee, which consists of Messrs. Dye, Silverman and Wachsman, reviews the results and scope of the audit and other services provided by the

Company's independent certified public accountants. The Compensation Committee, which also consists of Messrs. Dye, Silverman and Wachsman, makes recommendations concerning salaries and certain incentive compensation for management-level employees of the Company. The Option Committee, which consists of Messrs. Silverman and Wachsman, administers the Company's stock option plans.

         There were two meetings of the Board of Directors during the fiscal year ended August 31, 1996. There were no meetings of the Audit Committee, Compensation Committee and Option Committee during the fiscal year ended August 31, 1996. Except for Mr. Wachsman, who was unable to attend one Board meeting, each incumbent Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a Director and the total number of meetings held by all committees of the Board of Directors on which he served during such period.

COMPENSATION OF DIRECTORS

         Non-Employee Directors receive $250 per meeting attended and will be eligible to receive options pursuant to the Non-Employee Plan as compensation for serving on Unidigital's Board of Directors. All Directors are entitled to reimbursement for their expenses for each Board or Committee meeting attended.

         The Board of Directors has adopted, and is submitting to Stockholders for approval, the Non-Employee Plan. Under the terms of the Non- Employee Plan, each Non-Employee Director who was a member of the Board on the effective date of the Company's initial public offering and remains a member of the Board after the approval of the Non-Employee Plan by the Stockholders of the Company (the "Approval Date") shall automatically be granted as of the Approval Date, without further action by the Board, an option to purchase 2,500 shares of Common Stock. Each Non-Employee Director shall be granted an option to purchase 2,500 shares of Common Stock, provided such Non-Employee Director is a member of the Board on the Approval Date. In addition, each Non-Employee Director who first becomes a member of the Board after the approval of the Non-Employee Plan by the Stockholders of the Company, shall automatically be granted, on the date such person becomes a member of the Board, an option to purchase 2,500 shares of Common Stock. Also, each Non-Employee Director who is a member of the Board on the first trading day of each year commencing January 1998 shall automatically be granted on such date, without further action by the Board, an option to purchase 2,500 shares of Common Stock. See "Proposal To Approve 1997 Non-Employee Director Stock Option Plan."

                               EXECUTIVE OFFICERS

        The following table identifies the current executive officers of the
Company:

                                                                  CAPACITIES IN                    IN CURRENT
    NAME                                        AGE                WHICH SERVED                  POSITION SINCE
    ----                                        ---               -------------                  --------------

    William E. Dye  . . . .  . . . . .          34       President, Chief Executive                   1989
                                                         Officer, Chairman of the
                                                         Board and Director

    Peter Saad  . . . . . .  . . . . .          49       Senior Vice  President, Chief                1996
                                                         Operating Officer and Director

    Anthony Manser. . . . .  . . . . .          39       Vice President and Director                  1994
                                                                                                 (Member of the
                                                                                                 Board since 1994)

    Kevin H. Rich . . . . .  . . . . .          36       Vice President, Chief Financial              1996
                                                         Officer and Secretary



         Kevin H. Rich has served as Vice President, Chief Financial Officer and Secretary of Unidigital since joining the Company in July 1996. From 1992 to 1996, Mr. Rich was Chief Financial Officer of The Sillerman Companies, a diversified New York-based communications firm which created and advised publicly held radio broadcasting companies including Multi Market Radio, Inc. and Triathlon Broadcasting Company. Mr. Rich was the Chief Financial Officer for Multi Market Radio, Inc. (Nasdaq) from 1992 to 1995 and the Chief Financial Officer for Triathlon Broadcasting Company (Nasdaq) from 1995 to 1996. Mr.
Rich is a certified public accountant and has a Master's Degree in Taxation.

         Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (the "Reporting Persons") to file initial reports of ownership and reports of changes in ownership with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

                 Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, Anthony Manser, Vice President and Director of the Company, did not report on a timely basis one 1996 Form 4 transaction. In particular, Mr. Manser failed to report on a timely basis the grant on July 15, 1996 of options to purchase 20,000 shares of Common Stock at an exercise price of $6.75 per share. Such transaction was reported on a Form 4 which was filed on August 14, 1996 with the SEC and the Nasdaq National Market.



                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION IN FISCAL 1996, 1995 AND 1994

         The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to (i) the Company's Chief Executive Officer, (ii) the most highly compensated executive officer of the Company whose aggregate cash compensation exceeded $100,000 and who was serving as an executive officer at the end of fiscal 1996 and (iii) one additional individual who would have fallen into category (ii) but for the fact that the individual was not serving as an executive officer at the end of fiscal 1996 (collectively, the "Named Executives") during the fiscal years ended August 31, 1994, 1995 and 1996.



                           SUMMARY COMPENSATION TABLE

                                                                                                          Long-Term
                                                                         Annual Compensation            Compensation
                                                                         -------------------       ----------------------
                                                                                                          Awards
                                                                                                   ----------------------
                                                                                                   Securities Underlying
                                                                                                           Options
                          Name and Principal Position        Year      Salary         Bonus                (#)(g)
                                      (a)                    (b)       ($)(c)        ($)(d)
                        -------------------------------------------------------------------------------------------------
                        William E. Dye, President, Chief     1996    $250,000                --                 --
                         Executive Officer and Chairman      1995    $385,663           $20,000
                         of the Board(1)(2)                  1994    $339,057           $83,250                 --

                        Anthony Manser,                      1996    $148,445                --             20,000
                         Vice President(3)  . . . . . . .    1995    $ 74,000                --                 --
                                                             1994          --                --

                        Stephen J. McErlain,                 1996    $ 86,846                --              6,000
                         Vice President(4)  . . . . . . .    1995    $293,462           $20,000                 --
                                                             1994    $339,057           $83,250                 --



(1)      William  E. Dye  entered into  an Employment  Agreement with  the
         Company effective  January 1,  1996.   See "Employment  Contracts and
         Termination of Employment, and Change-in-Control Arrangements."

(2)      Mr. Dye also served as Chief Financial Officer during fiscal 1996.

(3)      Anthony  Manser  entered into  an  Employment Agreement  with  the
         Company  effective  March 1,  1995.   See  "Employment  Contracts and
         Termination of Employment, and Change-in-Control Arrangements."

(4) Stephen J. McErlain resigned as an executive officer of the Company effective June 1, 1996. In connection therewith, Mr. McErlain and the Company entered into a Separation Agreement dated as of July 15, 1996. See "Employment Contracts and Termination of Employment, and Change-in-Control Arrangements."

OPTION GRANTS IN FISCAL 1996



         The following table sets forth information concerning individual grants of stock options made pursuant to the Company's 1995 Long-Term Stock Investment Plan during fiscal 1996 to each of the Named Executives. The Company has never granted any stock appreciation rights.



                          OPTION GRANTS IN FISCAL 1996
                               Individual Grants

                                                         % of Total
                             Number of Securities     Options Granted      Exercise or
                              Underlying Options      to Employees in      Base Price       Expiration
                                 Granted (#)            Fiscal Year          ($/Sh)            Date
   Name                              (b)                    (c)               (d)               (e)
 -----------------------------------------------------------------------------------------------------
 William E. Dye  . . . . . . .          --                   --                  --              --
 Anthony Manser(1) . . . . . .      20,000                 12.5%              $6.75         7/15/06
 Stephen J. McErlain(2). . . .       6,000                  3.8%              $6.75         7/15/06


(1) The options disclosed herein were granted as incentive stock options. One-third of such options became exercisable immediately on the date of grant (July 15, 1996) with an additional one-third of the options granted becoming exercisable on each of the first and second anniversary of the date of grant. The options terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2) The options disclosed herein were granted as non-qualified stock options and became exercisable immediately on the date of grant (July 15, 1996). The options terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable by will or the laws of descent and distribution.


AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR END OPTION VALUES

         The following table sets forth information concerning each exercise of options during fiscal 1996 by each of the Named Executives and the year end value of unexercised in-the-money options.


                   AGGREGATED OPTION EXERCISES IN FISCAL 1996
                           AND YEAR END OPTION VALUES

                                                                        Number of Securities        Value of
                                                                             Underlying           Unexercised
                                                                         Unexercised Options      In-The-Money
                                                                         at Fiscal Year-End     Options at Fiscal
                                                                                 (#)                Year-End
                                                                                                     ($)(1)
                                        Shares
                                      Acquired on            Value           Exercisable/         Exercisable/
                                       Exercise           Realized($)       Unexercisable        Unexercisable
     Name (a)                           (#)(b)                (c)                (d)                   (e)
 ----------------------------------------------------------------------------------------------------------------
 William E. Dye  . . . . . . . .          --                 --                   --                    --
 Anthony Manser  . . . . . . . .          --                 --                6,667/13,333           $0/0
 Stephen J. McErlain . . . . . .          --                 --                6,000/0                $0/0

_________________

(1) Based on a closing price of $6.375 per share of Common Stock as listed on the Nasdaq National Market at August 30, 1996.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL ARRANGEMENTS

         Effective January 1, 1996 the Company entered into an employment agreement with William E. Dye, pursuant to which he serves as President and Chief Executive Officer of the Company for a period of five years. Mr. Dye's agreement provides for a base annual salary of $250,000 and an annual bonus at the discretion of the Compensation Committee. In addition, Mr. Dye will be entitled to severance compensation in an amount equal to base salary for the remainder of the term or 2.49 times annual base salary whichever is greater in the event the Company breaches the agreement or if Mr. Dye is not elected a Director or maintained as President and Chief Executive Officer. The agreement contains confidentiality provisions and a non-compete provision which prohibits Mr. Dye from competing with the Company for a period of two years subsequent to termination of employment. The Company may terminate the agreement for cause upon material breach of the employment agreement, willful misconduct or felony conviction.

         Effective March 1, 1995, the Company entered into a two-year employment agreement with Anthony Manser, pursuant to which he serves on a full-time basis as the Managing Director of the Company's London-based operations. The agreement provides for a base annual salary of L.96,000, utilizing the 12-month average exchange rate in place at August 31, 1996, $147,000, and contains non-competition and confidentiality provisions.

         Effective June 1, 1996, Stephen J. McErlain resigned as an executive officer and employee of the Company. In addition, Mr. McErlain resigned as a Director of the Company effective July 15, 1996. Pursuant to a Separation Agreement between the Company and Mr. McErlain dated as of July 15, 1996 (the "Separation Agreement"), the Company paid approximately $323,000 owed to Mr. McErlain by the Company under that certain promissory note due March 1, 1997 in the principal amount of $331,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         There are, as of December 11, 1996, approximately 32 holders of record of the Company's Common Stock. The following table sets forth certain information, as of December 11, 1996, regarding the beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees) and Named Executives, and (iii) all Directors and current executive officers as a group.

        NAME AND ADDRESS                                         AMOUNT AND NATURE                 PERCENT
        OF BENEFICIAL OWNER (1)                              OF BENEFICIAL OWNERSHIP(1)          OF CLASS(2)
        -----------------------                              --------------------------          -----------
        (i) Certain Beneficial Owners:
               See below.

        (ii) Directors (which includes all nominees) and Named Executives:

        William E. Dye  . . . . . . . . . . . . . . .             1,051,421(3)                      33.0 %
        20 West 20th Street
        New York, New York 10011

        Peter Saad  . . . . . . . . . . . . . . . . .                    --                           --
        Anthony Manser  . . . . . . . . . . . . . . .               180,394(4)                       5.6
        20 West 20th Street
        New York, New York 10011

        Harvey Silverman  . . . . . . . . . . . . . .                   --(5)                         --
        David Wachsman  . . . . . . . . . . . . . . .                   --(5)                         --
        Stephen J. McErlain . . . . . . . . . . . . .              782,852(6)                       24.5
        31 West 10th Street
        New York, New York 10011

        (iii) All Directors and current executive
        officers as a group (6 persons) . . . .                  1,242,815 (3)(4)(5)(7)             38.8

___________________

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership is based on 3,189,216 shares of Common Stock outstanding on December 11, 1996, plus the exercise or conversion of applicable securities for each holder.

(3) Includes 59,700 shares of Common Stock owned by Jeffrey Leiderman, and transferees of Mr. Leiderman, over which Mr. Dye exercises voting control.

(4) Includes 6,667 shares of Common Stock subject to options which were exercisable as of December 11, 1996.

(5) Does not include shares of Common Stock to be subject to options to be granted if the Non-Employee Plan is adopted. See "Proposal to Approve 1997 Non-Employee Director Stock Option Plan."

(6) Includes 6,000 shares of Common Stock subject to options which were exercisable as of December 11, 1996.

(7) Includes 1,500 shares of Common Stock owned of record by an executive officer of the Company not individually listed, 500 of which are subject the Voting Trust Agreement more fully described in "Certain Relationships and Related Transactions," and 10,000 shares of Common Stock subject to options which were exercisable as of December 11, 1996.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Transactions involving Messrs. Dye, Manser and McErlain are reported in "Executive Compensation -- Employment Contracts and Termination of Employment, and Change-in-Control Arrangements."

         In addition, the Company is indebted to Mr. Dye in an aggregate principal amount of $361,039. This amount, consisting of two loans which bear interest at 7.5% and 8%, is due and payable on March 1, 1997.

         Pursuant to a Voting Trust Agreement dated August 9, 1995, between Mr. Dye and Jeffrey Leiderman, a holder of the Company's Common Stock, Mr. Dye has the right to vote shares of Common Stock owned by Mr. Leiderman or any transferee of Mr. Leiderman. The voting trust will expire in 2005 unless terminated sooner by its terms.

PROPOSAL TO APPROVE 1997 EQUITY INCENTIVE PLAN

         The Board of Directors has adopted, and is submitting to Stockholders for approval, the 1997 Equity Incentive Plan (the "1997 Plan"). The 1997 Plan was adopted by the Board of Directors on October 28, 1996. A total of 300,000 shares are reserved for issuance upon the exercise of options and/or stock purchase rights granted under the 1997 Plan. Those eligible to receive stock option grants, stock purchase rights or stock appreciation rights under the 1997 Plan include employees, non-employee directors and consultants. The 1997 Plan is administered by the Option Committee (the "Committee"), which is comprised solely of outside directors.

     The Committee determines the nature of the options to be granted, the persons who are to receive options (each a "Grantee"), the number of shares to be subject to each option, the exercise price of the options and the vesting schedule of the options. The 1997 Plan provides for the granting of options intended to qualify as incentive stock options ("ISOs") as defined in Section 422 of the Code, and non-qualified stock options ("NQSOs") to key employees of the Company as well as NQSOs to non-employee Directors and consultants who perform services for the Company or its subsidiaries. The exercise price of all ISOs granted under the 1997 Plan may not be less than the fair market value of the shares at the time the option is granted. In addition, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant. The exercise price of NQSOs granted under the Stock Plan may not be less than 85% of the fair market value of the shares on the date of grant. No NQSO may be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price to that person is at least 110% of the fair market value of the stock at the time of the grant. The exercise price must be paid in full at the time an option is exercised, and at the Committee's discretion, all or part of the exercise price may be paid with previously owned shares or other approved method of payment. No employee may be granted ISOs for shares having an aggregate fair market value greater than $100,000 in any calendar year.
Options may be for a period of not more than ten years from the date of grant, provided, however that the term of an ISO granted to an employee who owns more that 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. An option is exercisable as determined by the Committee. The 1997 Plan will terminate on October 28, 2006 and no option may be granted thereafter. If a Grantee's employment terminates on account of disability or death, the Grantee or his estate, as the case may be, may exercise any outstanding option to the extent exercisable on the date of such disability or death, as the case may be, for one year following the termination. If termination is for any other reason, the Grantee may exercise any outstanding option to the extent exercisable on the date of termination for 90 days following such termination. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee.

     The 1997 Plan also permits the awarding of stock purchase rights at not less than 50% of the fair market value of the shares as of the date offered. The 1997 Plan requires the execution of a restricted stock purchase agreement in a form determined by the Committee. Once a stock purchase right is exercised, the purchaser will have the rights of a Stockholder and will be a Stockholder when the purchase is entered on the Company's records.

     The 1997 Plan provides that, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of or reclassification of shares, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make adjustments with respect to the shares that may be issued under the Stock Plan or that are covered by outstanding options, or in the option price per share.

     In the event of the proposed dissolution or liquidation of the Company, unexercised options will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, unexercised options will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise the option to the full extent of all shares underlying such option regardless of vesting provisions prior to the consummation of the transaction.

         The 1997 Plan may be amended or discontinued at any time by the Board of Directors without Stockholder approval, but no amendment may be made which would impair the rights of any Grantee under any option previously granted, without the consent of such Grantee. Any such amendment or termination of the 1997 Plan shall not affect options already granted unless mutually agreed otherwise between the Grantee and the Board.

FEDERAL INCOME TAX ASPECTS

     (a)  ISOS

     Some options to be issued under the Stock Plan will be designated as ISOs and are intended to qualify under Section 422 of the Code. Under the provisions of that Section, the optionee will not be deemed to have received any income at the time an ISO is granted or exercised. However, the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price will generally be treated as an adjustment in computing alternative minimum taxable income for a non-corporate optionee and may subject such optionee to the alternative minimum tax in the year of exercise.

     If the optionee disposes of ISO shares later than two years after the date of grant and one year after the exercise of the ISO, and certain other requirements are met, the gain or loss, if any (i.e., the difference between the amount received for the shares and the exercise price), will be long-term capital gain or loss.

     If the optionee disposes of the shares acquired on exercise of an ISO within two years after the date of grant or within one year after the exercise of the ISO, the disposition will constitute a "disqualifying disposition," and the optionee will have income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be compensation income, and the balance, if any, will be either short-term capital gain, if the shares are disposed of within one year after the ISO is exercised, or long- term capital gain, if the shares are disposed of more than one year after the ISO is exercised.

     If the optionee disposes of the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised and such disposition is a sale or exchange to an unrelated party, the amount includible as compensation income to the optionee will be limited to the excess of the amount received on the sale or exchange over the exercise price.

     If an ISO is exercised through the payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received exceeds the number of shares surrendered, such excess shares will possibly be considered as ISO stock with a zero basis.

     The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation income as a result of a disqualifying disposition, the Company will generally have a corresponding deductible compensation expense in an equivalent amount in the taxable year of the Company in which the disqualifying disposition occurs.

     (b)  NQSOS

     Some options to be issued under the Stock Plan will be designated as NQSOs which receive no special tax treatment, but are taxed pursuant to Section 83 of the Code. Under the provisions of that Section, if an option is granted to an employee in connection with the performance of services and has a "readily ascertainable fair market value" at the time of the grant, the employee will be deemed to have received compensation income in the year of grant in an amount equal to the excess of the fair market value of the option at the time of grant over the amount, if any, paid by the optionee for the option. However, a NQSO generally has "readily ascertainable fair market value" only when the option is actively traded on an established market and when certain stringent Code requirements are met.

     If the option does not have a readily ascertainable fair market value at the time of the grant, the option is not included as compensation income at that time. Rather, the optionee realizes compensation income only when the option is exercised, and the optionee has become substantially vested in the shares transferred. The shares are considered to be substantially vested when they are either transferable or not subject to a substantial risk of forfeiture. The amount of income realized is equal to the excess of the fair market value of the shares at the time the shares become substantially vested over the sum of the exercise price plus the amount, if any, paid by the optionee for the option.

     If a NQSO is exercised through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time only in the amount of the fair market value of such excess shares, and the tax basis of such excess shares will be such fair market value.

     Once a NQSO is subject to tax as compensation income, it is treated as an investment option or investment shares and becomes subject to the investment property rules. No gain or loss arises from the exercise of an option that was taxed at the time of grant. When the optionee disposes of the shares acquired pursuant to a NQSO, whether taxed at the time of grant or exercise, or some other terms, the optionee will recognize capital gain or loss equal to the difference between the amount received for the shares and the optionee's basis in the shares.

     Generally, the optionee's basis in the shares will be the exercise price plus the optionee's basis in the option. The optionee's basis in the option is equal to the sum of the compensation income realized at the time of grant or exercise, whichever is applicable, and the amount, if any, paid by the optionee for the option. In the compensatory option context, optionees normally pay nothing for the grant of the option so the basis in the option will usually be the amount of compensation income realized at the time of grant or exercise. Thus, the optionee's basis in the shares will generally be equal to the exercise price of the option plus the amount of compensation income realized by the optionee plus the amount, if any, paid by the optionee for the option. The capital gain or loss will be short-term if the shares are disposed of within one year after the option is exercised, and long-term if the shares are disposed of more than one year after the option is exercised.

     If a NQSO is taxed at the time of grant and expires or lapses without being exercised, it is treated in the same manner as the lapse of an investment option. The lapse is deemed to be a sale or exchange of the option on the day the option expires and the amount of income realized is zero. The optionee recognizes a capital loss in the amount of the optionee's basis (compensation income realized at the time of the grant plus the amount, if any, paid by the optionee for the option) in the option at the time of the lapse. The loss is short-term or long-term, depending on the optionee's holding period in the option.

     If a NQSO is not taxed at the time of grant and expires without being exercised, the optionee will have no tax consequences unless the optionee paid for the option. In such case, the optionee would recognize a loss in the amount of the price paid by the optionee for the option.

     The Company is generally entitled to a deductible compensation expense in an amount equivalent to the amount included as compensation income to the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee. The Company is only entitled to this deduction if the Company deducts and withholds upon the amount included in an employee's compensation.

     The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and upon an interpretation of the relevant sections of the Code, their legislative histories and the income tax regulations which interpret similar provisions of the Code. Furthermore, the foregoing is only a general discussion of the federal income tax aspects of the 1997 Plan and does not purport to be a complete description of all federal income tax aspects of the 1997 Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the 1997 Plan and the sale or other disposition of shares acquired upon exercise of the options. Each employee receiving a grant of options should consult with his or her personal tax advisor regarding federal, state and local tax consequences of participating in the 1997 Plan.

         As of December 11, 1996, the Company had granted no options under the 1997 Plan. As of December 11, 1996, the market value of the Common Stock underlying the 1997 Plan was $5 1/16 per share.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 PLAN.

                     PROPOSAL TO APPROVE 1997 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

         The Board of Directors has adopted, and is submitting to Stockholders for approval, the 1997 Non-Employee Director Stock Option Plan (the "Non-Employee Plan"). The Non-Employee Plan was adopted by the Board of Directors on October 28, 1996. The purpose of the Non-Employee Plan is to provide an incentive to encourage investment in the Common Stock of the Company by its Directors. Currently there are 75,000 shares of Common Stock reserved for issuance upon exercise of options granted under the Non-Employee Plan. Shares optioned under the Non-Employee Plan may be either authorized but unissued shares or previously issued shares reacquired by the Company. Shares of Common Stock covered by an unexercised portion of any terminated option may again be subject to options granted under the Non-Employee Plan. Under the terms of the Non- Employee Plan, Messrs. Dye, Saad and Manser are ineligible to receive options under such Plan. The Non-Employee Plan is administered by the Board of Directors.

         Under the terms of the Non-Employee Plan, each Non-Employee Director who was a member of the Board on the effective date of the Company's initial public offering and remains a member of the Board after the approval of the Non-Employee Plan by the Stockholders of the Company (the "Approval Date") shall automatically be granted as of the Approval Date, without further action by the Board, an option to purchase 2,500 shares of Common Stock. Each Non-Employee Director shall be granted an option to purchase 2,500 shares of Common Stock, provided such Non-Employee Director is a member of the Board on the Approval Date. In addition, each Non-Employee Director who first becomes a member of the Board after the approval of the Non-Employee Plan by the Stockholders of the Company, shall automatically be granted, on the date such person becomes a member of the Board, an option to purchase 2,500 shares of Common Stock. Also, each Non-Employee Director who is a member of the Board on the first trading day of each year commencing January 1998 shall automatically be granted on such date, without further action by the Board, an option to purchase 2,500 shares of Common Stock.

         The exercise price per share of the Common Stock sold under the Non-Employee Plan will be equal to the "fair market value" of a share of Common Stock on the applicable grant date (the "Exercise Date"). The fair market value will be deemed to be (i) the average of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market.

         The Non-Employee Plan is intended to comply with certain requirements of Rule 16b-3 under the Exchange Act, in particular with respect to "disinterested administration" of the Non-Employee Plan by non-participating members of the Board of Directors. As a result, acquisitions of shares of Common Stock pursuant to the Non-Employee Plan complying with the requirements of Rule 16b-3 will not be subject to matching and "short-swing profit recapture" under Section 16(b) of the Exchange Act.

         The term of the Non-Employee Plan will extend through January 30, 2007, unless terminated earlier by the Board of Directors. The Board of Directors generally has the right to amend or terminate the Non-Employee Plan without the consent of participants or stockholders, subject to certain exceptions. The numbers of shares of Common Stock which can be purchased pursuant to options under the Non-Employee Plan are subject to adjustment in the event of certain recapitalizations of the Company. Participants' rights pursuant to the Non-Employee Plan are not transferable. Generally, the Company's Board of Directors, without the consent of Stockholders, can terminate or amend the Non-Employee Plan, except that no such action can adversely affect options previously granted and, without Stockholder approval, the Board may not: (i) increase the total amount of Common Stock allocated to the Non-Employee Plan (except for permitted capital adjustments); (ii) change the class of eligible Directors; or (iii) extend the term of the Non-Employee Plan.

         Options to be issued under the Non-Employee Plan will be designated as NQSOs which receive no special tax treatment, but are taxed pursuant to Section 83 of the Code. Under the provisions of that Section, if an option is granted in connection with the performance of services and has a "readily ascertainable fair market value" at the time of the grant, the optionee will be deemed to have received compensation income in the year of grant in an amount equal to the excess of the fair market value of the option at the time of grant over the amount, if any, paid by the optionee for the option. However, a NQSO generally has a "readily ascertainable fair market value" only when the option is actively traded on an established market and when certain stringent Internal Revenue Code requirements are met.

         If the option does not have a readily ascertainable fair market value at the time of the grant, the option is not included as compensation income at that time. Rather, the optionee realizes compensation income only when the option is exercised, and the optionee has become substantially vested in the shares transferred. The shares are considered to be substantially vested when they are either transferable or not subject to a substantial risk of forfeiture. The amount of income realized is equal to the excess of the fair market value of the shares at the time the shares become substantially vested over the sum of the exercise price plus the amount, if any, paid by the optionee for the option. If a NQSO is exercised through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time only in the amount of the fair market value of such excess shares, and the tax basis of such excess shares will be such fair market value.

         Once a NQSO is subject to tax as compensation income, it is treated as an investment option or investment shares and becomes subject to the investment property rules. No gain or loss arises from the exercise of an option that was taxed at the time of grant. When the optionee disposes of the shares acquired pursuant to a NQSO, whether taxed at the time of grant or exercise, or some other terms, the optionee will recognize capital gain or loss equal to the difference between the amount received for the shares and the optionee's basis in the shares.

         Generally, the optionee's basis in the shares will be the exercise price plus the optionee's basis in the option. The optionee's basis in the option is equal to the sum of the compensation income realized at the time of grant or exercise, whichever is applicable, and the amount, if any, paid by the optionee for the option. In the compensatory option context, optionees normally pay nothing for the grant of the option so the basis in the option will usually be the amount of compensation income realized at the time of grant or exercise. Thus, the optionee's basis in the shares will generally be equal to the exercise price of the option plus the amount of compensation income realized by the optionee plus the amount, if any, paid by the optionee for the option. The capital gain or loss will be short-term if the shares are disposed of within one year after the option is exercised, and long-term if the shares are disposed of more than one year after the option is exercised.

         If a NQSO is taxed at the time of grant and expires or lapses without being exercised, the lapse is deemed to be a sale or exchange of the option on the day the option expires and the amount of income realized is zero. The optionee recognizes a capital loss in the amount of the optionee's basis (compensation income realized at the time of the grant plus the amount, if any, paid by the optionee for the option) in the option at the time of the lapse. The loss is short-term or long-term, depending on the optionee's holding period in the option. If a NQSO is not taxed at the time of grant and expires without being exercised, the optionee will have no tax consequences unless the optionee paid for the option. In such case, the optionee would recognize a loss in the amount of the price paid by the optionee for the option.

         The Company is generally entitled to a deductible compensation expense in an amount equivalent to the amount included as compensation income to the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee. The Company is only entitled to this deduction if the Company deducts and withholds upon the amount included in an employee's compensation.

         The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and upon an interpretation of the relevant sections of the Internal Revenue Code, their legislative histories and the income tax regulations which interpret similar provisions of the Internal Revenue Code. Furthermore, the foregoing is only a general discussion of the federal income tax aspects of the Non-Employee Plan and does not purport to be a complete description of all federal income tax aspects of the Non-Employee Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the Non-Employee Plan and the sale or other disposition of shares acquired upon exercise of the options. Each optionee receiving a grant of options should consult with his or her personal tax advisor regarding federal, state and local tax consequences of participating in the Non- Employee Plan.

         As of December 11, 1996, the Company had granted no options under the Non-Employee Plan. As of December 11, 1996, the market value of the Common Stock underlying the Non-Employee Plan was $5 1/16 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE NON-EMPLOYEE PLAN.

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has, subject to Stockholder approval, retained Ernst & Young LLP as independent certified public accountants of the Company for the year ending August 31, 1997. Ernst & Young LLP also served as independent certified public accountants of the Company for fiscal 1996. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as independent certified public accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING AUGUST 31, 1997.

         One or more representatives of Ernst & Young LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Stockholders.

                            STOCKHOLDERS' PROPOSALS

         Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by August 26, 1997.

                                 OTHER MATTERS

         The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                    GENERAL

         The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company.

         In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

         Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.


         UNIDIGITAL INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-KSB FOR THE YEAR ENDED AUGUST 31, 1996, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING

EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON DECEMBER 11, 1996, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

         PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                   By Order of the Board of Directors





                                   Kevin H. Rich, Secretary



New York, New York
December 24, 1996

                                UNIDIGITAL INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby constitutes and appoints William E. Dye his or her true and lawful agent and proxy with full power of substitution to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Unidigital Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Unidigital/Cardinal Corporation, 545 West 45th Street, New York, New York at 9:30 A.M., local time, on Thursday, January 30, 1997 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

1. ELECTION OF DIRECTORS.

   Nominees:  William E. Dye, Anthony Manser, Peter Saad, Harvey Silverman and
              David Wachsman.
  (Mark one only)
  [ ] VOTE FOR all the nominees listed above; except vote withheld from the following nominees (if any).

  ------------------------------------------------------------------------------

  [ ] VOTE WITHHELD from all nominees.

2. APPROVAL OF PROPOSAL TO ADOPT THE 1997 EQUITY INCENTIVE PLAN.

                       FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

                  (continued and to be signed on reverse side)

3. APPROVAL OF PROPOSAL TO ADOPT THE 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION
PLAN.

                     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

4. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING AUGUST 31, 1997.

                     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

5. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

                                             THIS PROXY MUST BE SIGNED EXACTLY
                                             AS THE NAME APPEARS HEREON. WHEN
                                             SHARES ARE HELD BY JOINT TENANTS,
                                             BOTH SHOULD SIGN. IF THE SIGNER IS
                                             A CORPORATION, PLEASE SIGN FULL
                                             CORPORATE NAME BY DULY AUTHORIZED
                                             OFFICER, GIVING FULL TITLE AS SUCH.
                                             IF A PARTNERSHIP, PLEASE SIGN IN
                                             PARTNERSHIP NAME BY AUTHORIZED
                                             PERSON.

                                             Dated:
                                             -----------------------------------

                                             -----------------------------------
                                                  Signature of Stockholder

                                             -----------------------------------
                                              Signature of Stockholder if held
                                                           jointly

                                             I WILL [ ]    WILL NOT  [ ]
                                                  attend the Meeting

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.